                                                                   Exhibit 10.15
                                                                   -------------

                      ASSIGNMENT AND ASSUMPTION OF LEASE

          THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is entered into as of November 21, 2000 by and among Ampex Corporation, a Delaware corporation ("Assignor"), and its wholly-owned subsidiary Ampex Data Systems Corporation, a Delaware corporation ("Assignee").

                                   RECITALS
                                   --------

     A. Martin/Campus Associates L.P., a Delaware limited partnership ("Original Landlord"), predecessor-in-interest to Martin/Campus Associates No. 4, L.P., a Delaware limited partnership ("Landlord"), as landlord, and Assignor, as tenant, entered into that certain Lease (Single-Tenant Buildings on Multi-Building Project) dated January 19, 1996 (the "Original Lease"), as modified by
(i) that certain First Amendment to Lease between Original Landlord and Assignor dated December 20, 1996 (the "First Amendment"), (ii) that certain Amendment to Bay Road Lease and Douglas/Broadway Lease between Landlord and Assignor dated June 22, 1998 (the "Bay Road Lease and Douglas/Broadway Lease Amendment"), (iii) that certain Third Amendment to Lease between Landlord and Assignor dated September 10, 1998 (the "Third Amendment") and (iv) that certain Fourth Amendment to Lease between Landlord and Assignor dated November 19, 1999 (the "Fourth Amendment") (the Original Lease, the First Amendment, the Bay Road Lease and Douglas/Broadway Lease Amendment, the Third Amendment and the Fourth Amendment are referred to collectively as the "Lease"), for premises, which, as of the date of the Original Lease, were located at 1228 Douglas Avenue, 1250 Douglas Avenue and 550 Broadway, Redwood City, California, and, which as of the date of the Original Lease, consisted of approximately one hundred thirty-two thousand one hundred fifty (132,150) square feet (the "Premises").

     B. Pursuant to the Third Amendment, Landlord and Assignor modified and amended the terms of the Lease to provide, among other items, for the surrender of that certain portion of the Premises located at 1250 Douglas Avenue consisting of approximately thirty-five thousand five hundred twelve (32,512) square feet and reducing the Premises to approximately ninety-nine thousand six hundred thirty-eight (99,638) square feet.

     C. Pursuant to the Fourth Amendment and that certain Second Partial Termination of Lease Agreement entered into as of November 19, 1999 between Landlord and Assignor, Landlord and Assignor modified and amended the terms of the

Lease to provide, among other items, for the surrender of that certain portion of the Premises located at 550 Broadway consisting of approximately sixty-seven thousand six hundred thirty-eight (67,638) square feet and reducing the Premises to approximately thirty-two thousand (32,000) square feet in that certain building located at 1228 Douglas Avenue, Redwood City, California.

     D. All words in this Assignment commencing with initial capital letters that are not defined herein shall have the same meaning as set forth in the Lease.

     E. Assignor now desires to assign to Assignee, and Assignee now desires to assume from Assignor, all of Assignor's rights and obligations under the Lease.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

          1.  Assignment and Assumption.  As of the Effective Date (defined
              -------------------------
below), Assignor hereby assigns to Assignee all of Assignor's right, title and interest to the Lease. In consideration of the assignment of the Lease, Assignee hereby assumes effective as of the Effective Date, all obligations of Assignor as Tenant under the Lease and covenants and agrees to be bound by and to perform all of the terms, obligations, conditions and covenants to be performed by Tenant thereunder including, without limitation, the obligation to pay Monthly Rent and any and all Additional Rent, as set forth in the Lease.

          2.  Indemnification by Assignee.  Assignee agrees to protect, defend,
              ---------------------------
indemnify and hold harmless Assignor, its legal representatives, successors and assigns for, from and against any and all losses, damages, expenses, fees (including without limitation attorneys' fees), court costs, suits, judgments, liabilities, claims and demands whatsoever in law or in equity, whether known or unknown, whether heretofore now existing or hereafter arising, whether liquidated or unliquidated, incurred or suffered by Assignor, its legal representatives, successors and assigns or any of them arising out of or in connection with the Lease or the Premises by reason of any alleged obligation or undertaking of Assignee as Tenant under the Lease, as to events occurring from and after the Effective Date.

          3.  Effective Date.  This Assignment shall become effective upon the
              --------------
date of full execution hereof, which date is agreed to be as of the date written below (the "Effective Date").

          4.  Security Deposit.  Assignor and Assignee acknowledge that pursuant
              ----------------
to Article 7 of the Lease, Assignor has provided a letter of credit to Landlord as the Security Deposit for the full and faithful performance of every obligation to be performed by Tenant under the Lease. Assignee covenants and agrees that within five (5) business days of written notice by Assignor, Assignee shall cause the Security Deposit to be replaced by either posting an irrevocable standby letter of credit or depositing cash with Landlord in an amount equal to the Security Deposit then required under the Lease in accordance with and as satisfaction of the provisions of Article 7 of the Lease.

          5.  Premises "As-Is". Assignee hereby accepts the Premises in its
              ----------------
existing "As-Is" condition, with all faults, and Assignor shall have no obligation to make any improvements to the Premises. Notwithstanding anything to the contrary, Assignee acknowledges that Assignor shall have no obligation to improve the Premises or for any work, improvements, alterations or actions which may be required to comply with any federal, state or local statutes, laws, ordinances, rules, regulations, or orders now or hereafter in effect with respect to the Premises or the use thereof, including without limitation the Americans with Disabilities Act, or for any preparation or remodeling of the Premises including, without limitation, any tenant improvements, for Assignee's use.

          6.  Amendment of Lease.  The provisions of the Lease may not be
              ------------------
modified or amended or changed by agreement between Landlord and Assignee at any time, or by course of conduct, without notice to and the consent of Assignor, including, without limitation, any extension of the Term pursuant to the Lease and any expansion of the Premises.

          7.  Attorneys' Fees.  In the event that any party hereto shall
              ---------------
institute any action or proceeding against the other relating to the provisions of this Assignment or the Lease or any default thereunder, the party not prevailing in such actions or proceeding shall reimburse all fees, costs and expenses incurred in connection with such action or proceedings including, without limitation, any post-judgment fees, costs or expenses incurred on any appeal or in collection of any judgment.

          8.  Effect of Assignment of Lease.  Except to the extent the Lease is
              -----------------------------
modified by this Assignment, the terms and provisions of the Lease shall remain unmodified and in full force and effect.

          9.  Enforcement by Landlord.  Landlord is a third-party beneficiary of
              -----------------------
this Assignment. As such, the provisions of this Assignment inure to the benefit of, and are enforceable by, Landlord.

          10. Entire Agreement: No Modifications.  This Assignment embodies the
              ----------------------------------
entire understanding between Assignor and Assignee with respect to the subject matter herein. Any prior correspondence, memoranda, understandings, offers, negotiations and agreements, oral or written, are replaced in total by this Assignment. This Assignment may not be modified or amended except in writing, signed by the parties hereto.

          11. Successors and Assigns.  This Assignment shall inure to the
              ----------------------
benefit of and be binding upon the parties to this Assignment and their respective successors and assigns.

          12. Construction.  The parties acknowledge that each party and its
              ------------
counsel, if any, have reviewed and approved this Assignment and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Assignment or any amendments or exhibits to it or any document executed and delivered by either party in connection with this Assignment. All captions in this Assignment are for reference only and shall not be used in the interpretation of this Assignment or any related document. Whenever required by the context of this Assignment, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Assignment shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Assignment and all such provisions shall remain in full force and effect.

          13. Applicable Law.  This Agreement shall be governed by and
              --------------
construed in accordance with the laws of California.

          14. Counterparts.  If this Assignment is executed in counterparts,
              ------------
each counterpart shall be deemed an original which together shall constitute the same document.

          IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first above written.

                         ASSIGNOR:

                         AMPEX CORPORATION,
                         a Delaware corporation

                         By: /s/ Joel D. Talcott
                             -------------------
                         Name: Joel D. Talcott
                         Its:  Vice President, General Counsel and Secretary

                         ASSIGNEE:

                         AMPEX DATA SYSTEMS CORPORATION,
                         a Delaware corporation

                         By:  /s/ K. Michael Cooper
                              ---------------------
                         Name: K. Michael Cooper
                         Its:  President

                      ASSIGNMENT AND ASSUMPTION OF LEASE

          THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "Assignment") is entered into as of November 21, 2000 by and among Ampex Corporation, a Delaware corporation ("Assignor") and its wholly-owned subsidiary Ampex Data Systems Corporation, a Delaware corporation ("Assignee").

                                   RECITALS
                                   --------

     A. Martin/Campus Associates, L.P., a Delaware limited partnership ("Original Landlord"), predecessor-in-interest to Martin/Campus Associates No. 6 L.P., a Delaware limited partnership ("Landlord"), as landlord, and Assignor, as tenant, entered into that certain Lease (Single-Tenant Buildings on Multi-Building Project) dated January 19, 1996 (the "Original Lease"), as modified by that certain First Amendment to Lease between Original Landlord and Assignor dated September 10, 1998 (the "Amendment") (collectively, the "Lease"), for premises located at 500 Broadway, Redwood City, California (the "Building") and, which as of the date of the Original Lease, consisted of approximately sixty thousand (60,000) square feet (the "Premises").

     B. Pursuant to the Amendment, Landlord and Assignor modified and amended the terms of the Lease to provide for, among other items, the surrender of the exclusive use of that certain portion of the Premises designated as the Outside Area (as defined in Section 3(H) of the Original Lease) consisting of approximately two hundred forty (240) square feet and reducing the Premises to fifty-nine thousand seven hundred sixty (59,760) square feet.

     C. Assignor, as sublessor, and Fogdog, Inc., a California corporation, as sublessee ("Fogdog"), entered into that certain Sublease dated July 14, 1999 ("Sublease"), which is subject and subordinate to the Lease and pursuant to which Assignor subleased to Fogdog approximately thirty-one thousand nine hundred eighty-seven (31,987) square feet located on the second floor of the Building, together with the Building Common Areas (as defined in Section 1.2 of the Sublease), and Parking (as defined in Section 17 of the Sublease), on the terms and conditions set forth therein. Pursuant to that certain Consent to Sublease dated as of July 14, 1999 between Landlord, Assignor and Fogdog, Landlord consented to the Sublease and the transaction contemplated therein.

     D. All words in this Assignment commencing with initial capital letters that are not defined herein shall have the same meaning as set forth in the Lease.

     E. Assignor now desires to assign to Assignee, and Assignee now desires to assume from Assignor, all of Assignor's rights and obligations under the Lease.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignee and Assignor hereby agree as follows:

          1.  Assignment and Assumption. As of the Effective Date (defined
              -------------------------
below), Assignor hereby assigns to Assignee all of Assignor's right, title and interest to the Lease. In consideration of the assignment of the Lease, Assignee hereby assumes effective as of the Effective Date, all obligations of Assignor as Tenant under the Lease and covenants and agrees to be bound by and to perform all of the terms, obligations, conditions and covenants to be performed by Tenant thereunder including, without limitation, the obligation to pay Monthly Rent and any and all Additional Rent, as set forth in the Lease.

          2.  Sublease. As of the Effective Date, Assignor hereby assigns to
              --------
Assignee all of Assignor's right, title and interest to the Sublease. In consideration of the assignment of the Lease and pursuant to this Assignment, Assignee hereby assumes effective as of the Effective Date, all obligations of Sublessor under the Sublease, and covenants and agrees to be bound by and to perform the terms, obligations, conditions and covenants to be performed by Sublessor thereunder.

          3.  Indemnification by Assignee. Assignee agrees to protect, defend,
              ---------------------------
indemnify and hold harmless Assignor, its legal representatives, successors and assigns for, from and against any and all losses, damages, expenses, fees (including without limitation attorneys' fees), court costs, suits, judgments, liabilities, claims and demands whatsoever in law or in equity, whether known or unknown, whether heretofore now existing or hereafter arising, whether liquidated or unliquidated, incurred or suffered by Assignor, its legal representatives, successors and assigns or any of them arising out of or in connection with the Lease, the Sublease or the Premises by reason of any alleged obligation or undertaking of Assignee as Tenant under the Lease or as Sublessor under the Sublease, as to events occurring from and after the Effective Date.

          4.  Effective Date. This Assignment shall become effective upon the
              --------------
date of full execution hereof, which date is agreed to be as of the date written below (the "Effective Date").

          5.  Security Deposit. Assignor and Assignee acknowledge that pursuant
              ----------------
to Article 7 of the Lease, Assignor has provided a letter of credit to Landlord as the Security Deposit for the full and faithful performance of every obligation to be performed by Tenant under the Lease. Assignee covenants and agrees that within five (5) business days of written notice by Assignor, Assignee shall cause the Security Deposit to be replaced by either posting an irrevocable standby letter of credit or depositing cash with Landlord in an amount equal to the Security Deposit then required under the Lease in accordance with and as satisfaction of the provisions of Article 7 of the Lease.

          6.  Premises "As-Is". Assignee hereby accepts the Premises (including,
              ---------------
without limitation that portion of the Premises currently occupied by Fogdog pursuant to the Sublease) in its existing "As-Is" condition, with all faults, and Assignor shall have no obligation to make any improvements to the Premises. Notwithstanding anything to the contrary, Assignee acknowledges that Assignor shall have no obligation to improve the Premises or for any work, improvements, alterations or actions which may be required to comply with any federal, state or local statutes, laws, ordinances, rules, regulations, or orders now or hereafter in effect with respect to the Premises or the use thereof, including without limitation the Americans with Disabilities Act, or for any preparation or remodeling of the Premises including, without limitation, any tenant improvements, for Assignee's (or Fogdog's) use.

          7.  Amendment of Lease. The provisions of the Lease may not be
              ------------------
modified or amended or changed by agreement between Landlord and Assignee at any time, or by course of conduct, without notice to and the consent of Assignor, including, without limitation, any extension of the Term pursuant to the Lease and any expansion of the Premises.

          8.  Attorneys' Fees. In the event that any party hereto shall
              ---------------
institute any action or proceeding against the other relating to the provisions of this Assignment or the Lease or any default thereunder, the party not prevailing in such actions or proceeding shall reimburse all fees, costs and expenses incurred in connection with such action or proceedings including, without limitation, any post-judgment fees, costs or expenses incurred on any appeal or in collection of any judgment.

          9.  Effect of Assignment of Lease. Except to the extent the Lease is
              -----------------------------
modified by this Assignment, the terms and provisions of the Lease shall remain unmodified and in full force and effect.

          10. Enforcement by Landlord. Landlord is a third-party beneficiary of
              -----------------------
this Assignment. As such, the provisions of this Assignment inure to the benefit of, and are enforceable by, Landlord.

          11. Entire Agreement: No Modifications. This Assignment embodies the
              ----------------------------------
entire understanding between Assignor and Assignee with respect to the subject matter herein. Any prior correspondence, memoranda, understandings, offers, negotiations and agreements, oral or written, are replaced in total by this Assignment. This Assignment may not be modified or amended except in writing, signed by the parties hereto.

          12. Successors and Assigns. This Assignment shall inure to the benefit
              ----------------------
of and be binding upon the parties to this Assignment and their respective successors and assigns.

          13. Construction. The parties acknowledge that each party and its
              ------------
counsel, if any, have reviewed and approved this Assignment and that no rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall be employed in the interpretation of this Assignment or any amendments or exhibits to it or any document executed and delivered by either party in connection with this Assignment. All captions in this Assignment are for reference only and shall not be used in the interpretation of this Assignment or any related document. Whenever required by the context of this Assignment, the singular shall include the plural, the masculine shall include the feminine, and vice versa. If any provision of this Assignment shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Assignment and all such provisions shall remain in full force and effect.

          14. Applicable Law. This Agreement shall be governed by and construed
              --------------
in accordance with the laws of California.

          15. Counterparts. If this Assignment is executed in counterparts, each
              ------------
counterpart shall be deemed an original which together shall constitute the same document.

                                                                     Page 4 0f 5

          IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the date first written above.

                             ASSIGNOR:

                             AMPEX CORPORATION,
                             a Delaware corporation



                             By:   /s/ Joel D. Talcott
                                   -------------------
                             Name: Joel D. Talcott
                             Its:  Vice President, General Counsel and
                                   Secretary

                             ASSIGNEE:

                             AMPEX DATA SYSTEMS CORPORATION,
                             a Delaware corporation


                             By:   /s/ K. Michael Cooper
                                   ---------------------
                             Name: K. Michael Cooper
                             Its:  President

                                                                     Page 5 of 5